UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2017, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”), through its operating partnership, entered into an asset purchase agreement (the “Asset Purchase Agreement”) with MidAmerica Surgery Institute Properties II, LLC (the “Seller”) to acquire ground lease interests in the land and a fee simple interest in the improvements which constitute a medical office building located in Overland Park, Kansas (“Overland”). The Overland medical office building comprises approximately 38,496 square feet and was built in 2007. The purchase price for Overland is approximately $14.0 million, exclusive of closing costs and purchase price adjustments set forth in the Asset Purchase Agreement (the “Purchase Price”).

We have escrowed $250,000 of the Purchase Price as a deposit. We are currently conducting our due diligence investigation of the transaction and Overland. The 30-day due diligence period will expire on October 31, 2017. If we are not satisfied with the results of this due diligence investigation, we may terminate the Asset Purchase Agreement at any time before the end of the due diligence period. Any deposit will be returned to us if we terminate the Asset Purchase Agreement prior to the expiration of the due diligence period, but will become non-refundable if we do not terminate the Asset Purchase Agreement before the end of the due diligence period. Unless the Asset Purchase Agreement is terminated prior to 5:00pm EST on October 31, 2017, we will escrow an additional deposit of $250,000 for an aggregate total deposit of $500,000. Such deposit will be applied toward the Purchase Price at closing.

Pursuant to the Asset Purchase Agreement, the Company will also acquire the interests of the Seller in (i) existing tenant leases and subleases, as applicable, relating to Overland, (ii) certain related agreements, (iii) certain intellectual property related to Overland, (iv) certain licenses and permits, and (v) fixed assets and other furnishings located on or at Overland.

Central Tennessee Hospital Corporation is the ground lessor of Overland and owner of the underlying land. Following the closing of the acquisition, Overland will continue to be subject to the ground lease with Central Tennessee Hospital Corporation. If the acquisition of Overland is consummated, the Company will also acquire the existing tenant leases at Overland. Overland is currently 100 percent leased to a total of five tenants.

If the purchase of Overland is consummated, we expect the Purchase Price will be funded from proceeds of our ongoing public offering, as well as funds from a third-party financing, for which we have not entered into any binding commitments as of the date of this filing.

The Asset Purchase Agreement provides that the consummation of the acquisition of Overland is subject to substantial conditions including:

•	No material adverse environmental changes related to Overland;

•	Our receipt of applicable licenses and permits; and

•	The satisfaction of other conditions to the acquisition of Overland set forth in the Asset Purchase Agreement.

The acquisition of Overland is expected to close during the fourth quarter of 2017. There can be no assurance that any or all contingencies will be satisfied and that the acquisition will ultimately be completed on the terms set forth above or otherwise. At the time of this filing, we cannot make any assurances that the consummation of the acquisition of Overland is probable.

Cautionary Statement

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Healthcare Properties II, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our prospectus dated April 26, 2017, as supplemented and amended, and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust; and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Item 8.01 Other Events

In connection with the Asset Purchase Agreement, the Company issued a press release, a copy of which is attached herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement between MidAmerica Surgery Institute Properties II, LLC, and CHP II Partners, LP, dated October 2, 2017

99.1	Press Release dated October 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.
October 3, 2017

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer, President and Vice Chairman